                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 18, 2007
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                         FIRSTPLUS FINANCIAL GROUP, INC.
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               (Exact Name of Registrant as specified in Charter)

          Nevada                       0-27750                   75-2561085
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(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)

 5100 North O'Connor Blvd., 6th Floor, Irving, Texas            75039
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (214) 496-1266
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         (Former Name or Former Address, if Changed Since Last Report.)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

      |_| Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

      On July 19, 2007, FIRSTPLUS Financial Group, Inc. (the "Company") issued a press  release  reporting  reconstitution  of the  Board  of  Directors  and the election of new officers of its wholly-owned  subsidiary,  Ole Auto Group,  Inc.
The text of the press release issued by the Company is furnished as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.        Exhibits
      -----------        --------

      99.1               Press Release of FIRSTPLUS Financial Group, Inc.
                         dated July 19, 2007.

                                    SIGNATURE
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      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Company  has duly  caused  this  Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

July 19, 2007                   FIRSTPLUS FINANCIAL GROUP, INC.

                                By: /s/ John Maxwell
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                                    Name:  John Maxwell
                                    Title: President and Chief Executive Officer